Fourth Quarter 2022 Results February 7, 2023 Exhibit 99.2

2 Forward-looking statements and Non-GAAP financial measures Forward-looking statements This presentation includes forward-looking statements, including statements relating to our continued year-over-year brokerage volume growth in the first quarter of 2023, our five-year financial targets, and our ability to outperform in any market cycle. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements. In some cases, forward-looking statements can be identified by the use of forward-looking terms such as "anticipate," "estimate," "believe," "continue," "could," "intend," "may," "plan," "predict," "should," "will," "expect," "project," "forecast," "goal," "outlook," "target,” or the negative of these terms or other comparable terms. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements are based on certain assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions and expected future developments, as well as other factors we believe are appropriate in the circumstances. These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions that may cause actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Factors that might cause or contribute to a material difference include the risks discussed in our filings with the SEC and the following: competition and pricing pressures; economic conditions generally; the severity, magnitude, duration and aftereffects of the COVID-19 pandemic and government responses to the COVID-19 pandemic; fluctuations in fuel prices; increased carrier prices; severe weather, natural disasters, terrorist attacks or similar incidents that cause material disruptions to our operations or the operations of the third-party carriers and independent contractors with which we contract; our dependence on third-party carriers and independent contractors; labor disputes or organizing efforts affecting our workforce and those of our third-party carriers; legal and regulatory challenges to the status of the third-party carriers with which we contract, and their delivery workers, as independent contractors, rather than employees; litigation that may adversely affect our business or reputation; increasingly stringent laws protecting the environment, including transitional risks relating to climate change, that impact our third-party carriers; governmental regulation and political conditions; our ability to develop and implement suitable information technology systems and prevent failures in or breaches of such systems; the impact of potential cyber-attacks and information technology or data security breaches; issues related to our intellectual property rights; our ability to access the capital markets and generate sufficient cash flow to satisfy our debt obligations; our ability to attract and retain qualified personnel; our ability to successfully implement our cost and revenue initiatives and other strategies; our ability to successfully manage our growth; our reliance on certain large customers for a significant portion of our revenue; damage to our reputation through unfavorable publicity; our failure to meet performance levels required by our contracts with our customers; the inability to achieve the level of revenue growth, cash generation, cost savings, improvement in profitability and margins, fiscal discipline, or strengthening of competitiveness and operations anticipated or targeted; a determination by the IRS that the distribution or certain related separation transactions should be treated as taxable transactions; and the impact of the separation on our businesses, operations and results. All forward-looking statements set forth in this presentation are qualified by these cautionary statements and there can be no assurance that the actual results or developments anticipated by us will be realized or, even if substantially realized, that they will have the expected consequences to or effects on us or our business or operations. Forward-looking statements set forth in this presentation speak only as of the date hereof, and we do not undertake any obligation to update forward-looking statements to reflect subsequent events or circumstances, changes in expectations or the occurrence of unanticipated events, except to the extent required by law. Non-GAAP financial measures We provide reconciliations of the non-GAAP financial measures contained in this presentation to the most directly comparable measure under GAAP, which are set forth in the financial tables attached to this presentation. The non-GAAP financial measures in this presentation include: adjusted earnings before interest, taxes, depreciation and amortization (“adjusted EBITDA”); adjusted EBITDA margin; gross margin (revenue less cost of transportation and services (exclusive of depreciation and amortization) and direct operating expense (exclusive of depreciation and amortization)) and gross margin as a percentage of revenue by service offering; and adjusted net income and adjusted diluted earnings per share (“adjusted EPS”); free cash flow; net debt; and net leverage. We believe that these adjusted financial measures facilitate analysis of our ongoing business operations because they exclude items that may not reflect, or are unrelated to, RXO’s core operating performance, and may assist investors with comparisons to prior periods and assessing trends in our underlying businesses. Other companies may calculate these non-GAAP financial measures differently, and therefore our measures may not be comparable to similarly titled measures of other companies. These non-GAAP financial measures should only be used as supplemental measures of our operating performance. Adjusted EBITDA, adjusted EBITDA margin, adjusted net income and adjusted EPS include adjustments for transaction and integration costs, as well as restructuring costs and other adjustments as set forth in the attached tables. Management uses these non-GAAP financial measures in making financial, operating and planning decisions and evaluating RXO’s ongoing performance. We believe that adjusted EBITDA, adjusted EBITDA margin, gross margin and gross margin as a percentage of revenue improve comparability from period to period by removing the impact of our capital structure (interest and financing expenses), asset base (depreciation and amortization), tax impacts and other adjustments that management has determined do not reflect our core operating activities and thereby assist investors with assessing trends in our underlying business. We believe that adjusted net income and adjusted EPS improve the comparability of our operating results from period to period by removing the impact of certain costs that management has determined do not reflect our core operating activities, including amortization of acquisition-related intangible assets, transaction and integration costs, restructuring costs and other adjustments as set out in the attached tables. We believe that free cash flow is an important measure of our ability to repay maturing debt or fund other uses of capital that we believe will enhance stockholder value. We believe that net debt and net leverage are important measures of our overall liquidity.

3 Q4 2022 highlights 1 Strong financial and operating results 2 Brokerage gaining share profitably with support from complementary services 3 Winning strategy: best-in-class technology, differentiated sales model 4 Strong balance sheet and cash flow from operations 5 Remain confident in 2027 financial targets

4 Strong fourth-quarter financial and operating results Strong results despite a muted peak season and decline in gross profit per load RXO’s brokerage business continues to outperform and gain profitable market share Adjusted EBITDA and margin %1 $77 M $64 M 5.8% 5.7% 5.4 5.45 5.5 5.55 5.6 5.65 5.7 5.75 5.8 5.85 5.9 $10 $20 $30 $40 $50 $60 $70 $80 Q4 21 Q4 22 Q4 21 Q4 22 Brokerage y/y volume growth 4% $227 M $219 M $170 $180 $190 $200 $210 $220 $230 Q4 21 Q4 22 19.6% 17.1% Gross margin $ and % (1) See the “Non-GAAP financial measures” section

Diversified business with brokerage gaining share profitably

Brokerage

- Q4 volume growth of 4% y/y
  - **+56% on a 3-year stack**
- RXO volume record in the quarter
- Gross margin of 17.9%, +290 bps y/y

Complementary services

- ~62% of FY2022 revenue with customers doing business with more than 1 service offering
- Strong Managed Transportation pipeline and increased synergy spend
- Strong Last Mile performance
  - Driven by appliances, electronics, and fitness

Q4 revenue by service offering


7%
11%
24%
58%
Truck Brokerage
Last Mile
Managed Transportation
Freight Forwarding

Note: Excludes impact of eliminations.

RXO

5

Best-in-class technology

Loads created or covered digitally



87%*
81%
Q3 22
Q4 22

RXO Drive™ app downloads



920K
847K
Q3 22
Q4 22

Average weekly users

+30% y/y

Q4 registered carriers

+42% y/y

7-Day carrier retention

+74% y/y

* The result of continued technology adoption as well as a platform capability within RXO Connect that wasn't previously captured by this measure

RXO customers and carriers continue to adopt our best-in-class technology

RXO

6

7 Differentiated sales model 14% y/y growth in $1M+ revenue customers 66% growth over the last two years Brokerage bid opportunities increased by ~70% y/y* Strong sales pipeline with momentum heading into 2023 Highest since Q3 2019 RXO has a strong sales pipeline, attracting new customers to the platform Expanding share of wallet with existing strategic customers. Top 10 customers with RXO for 17 years. * As measured in revenue. ~30% increase in customers

8 Q4 2022 adjusted EPS bridge Earnings Per Share Q4-21 Q4-22 GAAP Diluted EPS $0.36 $(0.03) Amortization of intangible assets, net of tax 0.04 0.03 Transaction, integration and restructuring costs, net of tax 0.01 0.28 Adjusted Diluted EPS (1) $ 0.41 $ 0.28 RXO delivered adjusted EPS of $0.28 (1) See the “Non-GAAP financial measures” section.

9 Balance sheet update 1.5x 1.2x 0.0x 0.5x 1.0x 1.5x 2.0x 2.5x 3.0x Gross* Net** Capital Structure (millions) Q4 2022 Current Maturities of Long-term Debt $ 4 Long-term Debt 451 Total Debt $ 455 Less: Cash 98 Net Debt (1) $ 357 Available Liquidity (millions) Q4 2022 Cash $ 98 Revolver 500 Total Capacity $ 598 Target 1.0x – 2.0x *Calculated as provided in RXO’s credit facility and term loan agreements. ** Calculated as reported debt less reported cash, divided by LTM Adjusted EBITDA. (1) See the “Non-GAAP financial measures” section Leverage (1)

10 Post-spin cash walk Note: In millions and adjustments in walk above represent approximate amounts. Spin occurred on November 1, 2022. (1) 12/31/22 Adjusted Cash Balance represents a Non-GAAP Financial Measure. Strong underlying post-spin free cash flow conversion in excess of 60% of EBITDA 1

11 Outlook commentary and FY 2023 assumptions • Continued y/y brokerage volume growth in Q1 2023 • FY 2023 gross profit per load will moderate vs. FY 2022 as the cost of purchased transportation stabilizes and lower contract rates come into effect • Confident in five-year financial guidance, which calls for the company to deliver $500 million of adjusted EBITDA at the midpoint in 2027 Outlook commentary FY 2023 assumptions • Depreciation and amortization: $70-$75mm • Interest expense: $33-$35mm • Adjusted effective tax rate: ~25% • Diluted weighted-average shares outstanding: ~120 million

12 Key investment highlights 1 Large addressable market with secular tailwinds 2 Market-leading platform with complementary transportation solutions 3 Proprietary technology drives efficiency, volume and margin expansion 4 Long-term relationships with blue-chip customers 5 Diverse exposure across attractive end markets 6 Tiered approach to sales drives multi-faceted growth opportunities 7 Track record of above-market growth and high profitability 8 Experienced and proven leadership team

13 Appendix

14 Financial reconciliations (1) See the “Non-GAAP Financial Measures” section. (2) Adjusted EBITDA margin is calculated as adjusted EBITDA divided by revenue. Reconciliation of net income (loss) to adjusted EBITDA and adjusted EBITDA margin $ in millions 2022 2021 2022 2021 Net income (loss) (4)$ 42$ 92$ 150$ Interest expense 5 - 4 - Income tax provision (benefit) (2) 13 27 41 Depreciation and amortization expense 21 19 86 81 Transaction and integration costs 40 - 84 2 Restructuring costs 4 1 13 2 Other - 2 - 1 Adjusted EBITDA (1) 64$ 77$ 306$ 277$ Revenue 1,120 1,327 4,796 4,689 Adjusted EBITDA margin (1)(2) 5.7% 5.8% 6.4% 5.9% Three Months Ended December 31, Years Ended December 31,

15 Financial reconciliations (cont.) (1) The income tax rate applied to reconciling items is based on the GAAP annual effective tax rate, excluding discrete items and contribution- and margin-based taxes. (2) See the "Non-GAAP Financial Measures" section. Reconciliation of net income (loss) to adjusted net income and adjusted diluted earnings per share (Dollars in millions, shares in thousands, except per share amounts) 2022 2021 2022 2021 Net income (loss) (4)$ 42$ 92$ 150$ Amortization of intangible assets 5 6 21 24 Transaction and integration costs 40 - 84 2 Restructuring costs 4 1 13 2 Income tax associated with the adjustments above (1) (12) (2) (29) (8) Adjusted net income (2) 33$ 47$ 181$ 170$ Adjusted diluted earnings per share (2) 0.28$ 0.41$ 1.56$ 1.48$ Weighted-average common shares outstanding Diluted weighted-average common shares outstanding 117,671 115,163 115,791 115,163 Years Ended December 31,Three Months Ended December 31,

16 Financial reconciliations (cont.) (1) Other complementary services include freight forwarding, last mile and managed transportation services. (2) Gross margin is calculated as Revenue less Cost of transportation and services (exclusive of depreciation and amortization) and Direct operating expense (exclusive of depreciation and amortization). $ in millions 2022 2021 2022 2021 Revenue Truck brokerage 664$ 846$ 2,929$ 2,749$ Other complementary services (1) 488 514 2,006 2,053 Eliminations (32) (33) (139) (113) Total Revenue 1,120$ 1,327$ 4,796$ 4,689$ Cost of transportation and services (exclusive of depreciation and amortization) Truck brokerage 545$ 719$ 2,389$ 2,322$ Other complementary services (1) 329 365 1,374 1,472 Eliminations (32) (33) (139) (113) Total Cost of transportation and services (exclusive of depreciation and amortization) 842$ 1,051$ 3,624$ 3,681$ Direct operating expense (exclusive of depreciation and amortization) Truck brokerage -$ -$ 1$ 1$ Other complementary services (1) 59 49 225 191 Total Direct operating expense (exclusive of depreciation and amortization) 59$ 49$ 226$ 192$ Gross margin (2) Truck brokerage 119$ 127$ 539$ 426$ Other complementary services (1) 100 100 407 390 Total Gross margin 219$ 227$ 946$ 816$ Gross margin as a percentage of revenue Truck brokerage 17.9% 15.0% 18.4% 15.5% Other complementary services (1) 20.5% 19.5% 20.3% 19.0% Total Gross margin as a percentage of revenue 19.6% 17.1% 19.7% 17.4% Reconciliation of Gross Margin and Gross Margin as a Percentage of Revenue Three Months Ended December 31, Years Ended December 31,

17 Financial reconciliations (cont.) (1) See the “Non-GAAP Financial Measures” section. Reconciliation of net leverage and net debt $ in millions December 31, 2022 Reconciliation of Net Debt Total debt 455$ Cash and cash equivalents 98 Net debt (1) 357$ Reconciliation of Net Leverage Net debt 357$ Adjusted EBITDA for the year ended December 31, 2022 306$ Net leverage (1) 1.2x